Treasury Stock	12 Months Ended
Dec. 31, 2012
Treasury Stock [Abstract]
Treasury Stock

NOTE K — Treasury Stock

Common stock held in treasury totaled 21,829,954 shares with a cost of $311.0 million at December 31, 2012 and 20,724,106 shares with a cost of $300.6 million at December 31, 2011. Approximately 8.0 million shares are available for future issuances.

In May 2008, CTS’ Board of Directors authorized a program to repurchase up to one million shares of its common stock in the open market at a maximum price of $13 per share. The authorization had no expiration. Reacquired shares will be used to support equity-based compensation programs and for other corporate purposes. 574,153 shares and 403,347 shares were repurchased under this program in 2012 and 2011, respectively. This repurchase program was completed in July 2012. No shares were repurchased under this program in 2010.

In August 2012, CTS’ Board of Directors authorized a program to repurchase up to one million shares of its common stock in the open market at a maximum price of $13 per share. The authorization has no expiration. Reacquired shares will be used to support equity-based compensation programs and for other corporate purposes. During 2012, 531,695 shares were repurchased under this program.